EXHIBIT 10.16

SECURED PROMISSORY NOTE

$2,500,000.00

Phoenix, Arizona

June 30, 2003

1.

FUNDAMENTAL PROVISIONS.

The following terms will be used as defined terms in this Note:

Payee and Holder:

VCA Nevada Incorporated, an Arizona corporation

Maker:

Greens Worldwide Incorporated, an Arizona corporation

Principal Amount:

Not to Exceed Two Million Five Hundred Thousand Dollars ($2,500,000.00)

Interest Rate:

Ten percent (10%) per year

Default Interest Rate:

Eighteen percent (18%) per year

Maturity Date:

November 30, 2007

Business Day:

Any day of the year other than Saturdays, Sundays or legal holidays

Loan Documents:

This Secured Promissory Note (the “Note”) and the Pledge Agreement

Loan:

The loan from Payee to Maker in the Principal Amount and evidenced by this Note.

2.

PROMISE TO PAY.

For value received, Maker promises to pay to the order of Holder, at the office of Holder at 2111 East Highland Avenue, Suite 210, Phoenix, Arizona 85016, or at such other place as Holder may from time to time designate in writing, the Principal Amount, together with accrued interest on the unpaid principal balance at the Interest Rate.

3.

INTEREST; PAYMENTS.

(a)

Absent an Event of Default hereunder, the principal balance shall bear interest at the Interest Rate stated.  Throughout the term of this Note, interest shall be calculated on a 365-day year on the unpaid balance of the Principal Amount and, in all cases, shall be computed for the actual number of days in the period for which interest is charged, which period shall consist of 365 days on an annual basis.

(b)

All payments due hereunder shall be made (i) without deduction of any present and future taxes, levies, deductions, charges or withholdings which amounts shall be paid by Maker, and (ii) without any other set off.  Maker will pay the amounts necessary such that the amount of the principal and interest received by Holder is not less than that required by this Note.

(c)

Commencing on August 15, 2003 and on the fifteenth day of each month thereafter until the Maturity Date, Maker shall pay to Holder annual installments of interest accrued on the unpaid principal balance of this Note.

(d)

Commencing on January 15, 2004 and on the fifteenth day of each month thereafter until the Maturity Date, Maker shall pay to Holder monthly installments of principal in the amount of Ten Thousand Dollars ($10,000.00).

1.

PREPAYMENT.

Maker shall have the right to prepay the Principal Amount, or any portion thereof, without premium or penalty, provided that Maker shall provide Holder with at least five (5) days’ prior written notice of Maker’s intent to make any prepayment.

2.

LAWFUL MONEY.

Principal and interest are payable in lawful money of the United States of America.

3.

APPLICATION OF PAYMENTS; LATE CHARGE.

(a)

Absent the occurrence of an Event of Default hereunder, any payments received by Holder shall be applied first to sums due Holder, other than principal and interest, next to the payment of all interest accrued to the date of such payment, and the balance, if any to the payment of principal.  Any payments received by Holder after the occurrence of an Event of Default shall be applied to the amounts specified in this Paragraph 6(a) in such order as Holder may elect, in its sole discretion.

(b)

If any payment of interest and/or principal is not received by Holder when such payment is due, then in addition to the remedies conferred upon Holder pursuant to Paragraph 9, (i) a late charge of five percent (5%) of the amount of the installment due and unpaid will be added to the delinquent amount to compensate Holder for the expense of handling the delinquency but only for any payment past due in excess of ten (10) days, regardless of any notice and cure periods, and (ii) the amount due and unpaid (including, without limitation, the late charge) shall bear interest at the Default Interest Rate, computed from the date on which the amount was due and payable until paid unless Section 9 is applicable.

1.

SECURITY.

This Note is secured by a Pledge Agreement of even date executed by Maker in favor of Holder (the “Pledge Agreement”).

2.

CONVERSION.

Holder may at its option, at any time or from time to time, convert this Note, or any portion thereof, into common stock, as presently constituted (with full anti-dilution protection), of Greens Worldwide Incorporated at twenty cents ($0.20) per share, by giving Maker written notice of any such election to convert.

3.

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4.

EVENT OF DEFAULT.

The occurrence of any of the following shall be deemed to be an event of default (“Event of Default”) hereunder:

(a)

default in the payment of principal or interest when due and failure to cure such default within the applicable grace period; or

(b)

the occurrence of a default under the Pledge Agreement.

1.

REMEDIES.

Holder will not exercise any of the rights or remedies authorized or permitted herein or in the Pledge Agreement which are exercisable upon the occurrence of a default by Maker unless and until Holder has given notice to Maker pursuant to paragraph 12 hereof and Maker shall have failed to cure the default specified within such notice within a period of (a) ten (10) days after receipt of such notice, as to any default occurring as a result of the nonpayment of any sum of principal or interest which shall be or become payable by Maker to Holder, or (b) thirty (30) days after receipt of such notice as to any other default occurring under the terms of the Note or the Pledge Agreement, unless such default cannot be cured within thirty (30) days.  If the default specified is not a result of the nonpayment of principal and interest and cannot be cured within thirty (30) days and Maker shall have initiated action to cure the same within said period and shall proceed with due diligence, Holder shall not exercise any right or remedy which is exercisable as a result of such default until the expiration of a reasonable time, which in no event shall exceed sixty (60) days without written consent of Holder.

2.

WAIVER.

Maker hereby waives diligence, demand for payment, presentment for payment, protest, notice of nonpayment and all other notices or demands of any kind (except notices specifically provided for in the Deed of Trust) and expressly agrees that, without in any way affecting the liability of Maker, Holder may extend any maturity date or the time for payment of any installment due hereunder or otherwise modify the Note or the Deed of Trust.

3.

NOTICE.

All notices or other communications required or permitted to be given to delivered under this Note shall be in writing and may be hand delivered, deposited in the United States Mail, postage prepaid, or forwarded by facsimile transmission with the original to follow by United States Mail addressed to said party or parties at the addresses shown below, or to such other address as Maker or Holder may designate by giving notice in the foregoing manner.  Any notice hand-delivered or sent by facsimile shall be deemed effective when received and any notice sent by United States Mail shall be deemed effective two (2) days following the date of mailing.

If intended for Maker:

Greens Worldwide Incorporated

Attention:  Chairman and President

4813 Paradise Road

Las Vegas, Nevada 89109

Facsimile telephone number:  702-795-2656

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If intended for Holder:

VCA Nevada Incorporated

Attention:  President

2111 East Highland, Suite 210

Phoenix, Arizona 85016

Facsimile telephone number:  602-957-2290

4.

CHANGE, DISCHARGE, TERMINATION OR WAIVER.

No provision of this Note may be changed, discharged, terminated or waived except in writing signed by the party against whom enforcement of the change, discharge, termination or waiver is sought.  No failure on the part of Holder to exercise and no delay by Holder in exercising any right or remedy under this Note or under the law shall operate as a waiver thereof.

5.

ATTORNEYS’ FEES.

If this Note is not paid when due or if an Event of Default occurs, Maker promises to pay all costs of enforcement and collection, including but not limited to, reasonable attorneys’ fees.

6.

SEVERABILITY.

If any provision of this Note is unenforceable, the enforceability of the other provisions shall not be affected and they shall remain in full force and effect.

7.

INTEREST RATE LIMITATION.

Maker agrees to pay an effective rate of interest that is the sum of the interest rate provided for herein and any additional rate of interest resulting from any other charges of interest or in the nature of interest paid or to be paid in connection with this Note.  Holder and Maker agree that none of the terms and provisions contained herein or in any of the Loan Documents shall be construed to create a contract for the use, forbearance or detention of money requiring payment of interest at a rate in excess of the maximum interest rate permitted to be charged by the laws of the State of Arizona.  In such event, if any Holder of this Note shall collect moneys which are deemed to constitute interest which would otherwise increase the effective interest rate of this Note to a rate in excess of the maximum rate permitted to be charged by the laws of the State of Arizona, all such sums deemed to constitute interest in excess of such maximum rate shall, at the option of Holder, be credited to the payment of other amounts payable under the Loan Documents or returned to Maker.

8.

NUMBER AND GENDER.

In this Note the singular shall include the plural, and the masculine shall include the feminine and neuter genders, and vice versa.

9.

HEADINGS.

Headings at the beginning of each numbered section of this Note are intended solely for convenience and are not part of this Note.

10.

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11.

CHOICE OF LAW.

This Note shall be governed and construed in accordance with the laws of the State of Arizona without giving effect to conflict of laws principles.  Exclusive jurisdiction on all litigation will be in the Superior Court of Maricopa County, Arizona.

12.

INTEGRATION.

The Note and the Deed of Trust contain the complete understanding and agreement of Holder and Maker and supersede all prior representations, warranties, agreements, arrangements, understandings and negotiations.

13.

BINDING EFFECT.

The Loan Documents will be binding upon, and inure to the benefit of, Holder, Maker and their respective successors and assigns.

14.

TIME IS OF THE ESSENCE.

Time is of the essence with regard to each provision of the Loan Documents as to which time is a factor.

MAKER:

GREENS WORLDWIDE INCORPORATED,

an Arizona corporation

By ______________________________

Connie S. Ross,

    Chairman

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PLEDGE AGREEMENT

THIS PLEDGE AGREEMENT is made and executed as of the 30th day of June, 2003, by GREENS WORLDWIDE INCORPORATED, an Arizona corporation (“Debtor”) in favor of VCA NEVADA INCORPORATED, an Arizona corporation (“Secured Party”), to secure the payment of a promissory note payable by Debtor to Secured Party.  In consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Debtor hereby represents, warrants and agrees as follows:

1.

Grant of Security Interest.  Debtor hereby assigns, transfers and pledges to Secured Party, and grants to Secured Party a first priority security interest in, all of Debtor’s right, title and interest in the collateral described on the attached Exhibit A, together with all dividends, proceeds of sale or exchange with respect thereto (the “Collateral”).

2.

Obligations Secured.  The obligations secured hereby (“Secured Obligations”) are the payment and performance of:

(a)

all indebtedness and other obligations of Debtor to Secured Party arising under or in connection with that certain Promissory Note of even date executed by Debtor as payor, in favor of Secured Party as payee, in the original principal amount of $2,500,000.00, and all modifications, extensions or renewals thereof (the “Note”); and

(b)

all obligations of Debtor and rights of Secured Party under this Agreement.

1.

Termination.  This Agreement shall terminate only upon the payment and performance in full of all of the Secured Obligations.

2.

Warranties of Debtor.  Debtor represents and warrants with respect to the Collateral and proceeds generally:

(a)

that Debtor is the owner or has control thereof;

(b)

that Debtor has the right to pledge the Collateral and proceeds;

(c)

that the Collateral is genuine, free from liens, adverse claims, setoffs, default, repayment, defenses and conditions precedent of any kind or character;

(d)

that the security interest in the Collateral granted to Secured Party is a first priority security interest therein and Debtor has not and will not grant or suffer another security interest in or encumbrance against the Collateral; and

(e)

that the person signing below is fully authorized to execute this Agreement and bind the entity for which he/she is signing.

1.

Covenants of Debtor.

(a)

General Covenants:  Debtor shall:

(a)

pay all indebtedness secured hereby when due;

(i)

perform all Secured Obligations when performance is due;

(ii)

permit Secured Party to exercise its powers;

(iii)

execute and deliver such documents as Secured Party deems necessary to create, perfect and continue the security interest contemplated hereby;

(iv)

not permit any lien on the Collateral, except in favor of Secured Party; and

(v)

not change its chief place of business or the place where Debtor keeps records concerning the Collateral and proceeds without first giving Secured Party written notice of the address to which Debtor is moving same.

(a)

Covenants regarding Collateral and Proceeds.  Unless Secured Party elects to exercise its right and power to waive the following, Debtor shall:

(i)

not commingle proceeds, nor sell, transfer, encumber, hypothecate or otherwise dispose of any Collateral or the proceeds thereof, subject hereto at any time, except to Secured Party;

(ii)

not modify, alter, amend or subordinate, or consent to or suffer any modification, alteration, amendment or subordination of, any of the Collateral, nor, through action or failure to act, waive any of its rights thereunder;

(iii)

not subject the Collateral or the proceeds of the Collateral, or any portion thereof, to any other lien or encumbrance, voluntary or involuntary; and

(iv)

provide any service and do all other acts and things necessary to keep the Collateral and the proceeds of the Collateral free and clear of all defenses, rights of offset and counterclaims.

1.

Powers of Secured Party.  Debtor appoints Secured Party its true attorney-in-fact to perform any of the following powers, which are coupled with an interest, are irrevocable until termination of this Agreement by payment and performance in full of the Secured Obligations, and may be exercised from time to time by Secured Party’s officers and employees, or any of them, whether or not an Event of Default (as defined in Section 9 below) has occurred:

(a)

to notify the transfer agent and any other person obligated on any security, instrument or other document subject to this Agreement of Secured Party’s rights hereunder;

(b)

to collect by legal proceedings or otherwise all dividends, interest, principal or other sums now or hereafter payable upon or on account of the Collateral;

(c)

to insure, process and preserve the Collateral; and

(d)

to perform any obligation of Debtor under this Agreement.

To effect the purposes of this Agreement, Secured Party may cause the Collateral to be transferred to Secured Party’s name or the name of Secured Party’s nominee.

1.

Secured Party’s Care and Delivery of the Collateral.  Secured Party’s obligation with respect to the Collateral and proceeds in its possession shall be strictly limited to the duty to exercise reasonable care in the custody and preservation of the Collateral and proceeds.  Secured Party shall have no duty to take any steps necessary to preserve the rights of Debtor against prior parties, or to initiate any action to protect against the possibility of the decline in the value of the Collateral or proceeds.  Secured Party shall not be obligated to take any action with respect to the Collateral or proceeds requested by Debtor unless such request is made in writing, and then only if Secured Party determines that the requested actions would not jeopardize the value of the Collateral and proceeds as security for the Secured Obligations.  Secured Party may at any time deliver the Collateral and proceeds, or any part thereof, to Debtor, and the receipt thereof by Debtor shall be a complete and full acquittance of the Collateral and proceeds so delivered, and Secured Party shall thereafter be discharged from any liability or responsibility therefor.  In the event any of the Collateral or proceeds is in the hands of a Custodian or Servicer pursuant to a Custodian and/or Servicing Agreement, said Custodian or Servicer shall be deemed to be in possession of same as agent for and for the benefit of Secured Party so as to perfect Secured Party’s interest in the Collateral by possession.

2.

Payment of Taxes, Charges, Liens and Assessments.  Debtor agrees to pay prior to delinquency all taxes, charges, liens and assessments against the Collateral and proceeds, and upon the failure of Debtor to do so, Secured Party, at its option, may pay any of them and shall be the sole judge of the legality or validity thereof and the amount necessary to discharge the same.  Any such payments made by Secured Party shall be obligations of Debtor to Secured Party, due and payable immediately without demand, together with interest at the Default Rate determined in accordance with the provisions of the Note, and shall be secured by the Collateral and proceeds, subject to all the terms and conditions of this Agreement.

3.

Events of Default.  The occurrence of any of the following shall be an “Event of Default” under this Agreement:

(a)

the failure of Debtor to pay and/or perform any Secured Obligation when payment and/or performance is due;

(b)

the failure of Debtor to timely and fully perform any obligation of Debtor contained herein; and

(c)

the breach of any warranty or agreement contained herein or in the Note.

1.

Remedies.  Upon the occurrence of any Event of Default, Secured Party shall have the right to declare immediately due and payable all Secured Obligations, without presentment, demand or notice of dishonor, all of which are expressly waived by Debtor.  Secured Party shall have all other rights, privileges, powers and remedies granted to a secured party upon default under the applicable Uniform Commercial Code(s) or otherwise provided by law.  The rights, privileges and powers of Secured Party shall be cumulative.  No single or partial exercise of any of them shall preclude the further or other exercise thereof or any abandonment or discontinuance of steps to enforce such right, power, privilege or remedy.  Any waiver, permit, consent or approval of any kind by Secured Party of any default hereunder or any such waiver of any provisions or conditions hereof, must be in writing and shall be effective only to the extent set forth in writing.  While Debtor is in default:

(a)

Secured Party may, at any time and at Secured Party’s sole option, appropriate the Collateral and apply all proceeds toward repayment of the Secured Obligations in such order of application as Secured Party may from time to time elect or, at Secured Party’s sole option, place any proceeds in a cash collateral account; and

(b)

Debtor shall assemble and deliver all Collateral and proceeds, and all books and records pertaining thereto, to Secured Party at a reasonably convenient place designated by Secured Party.  Debtor agrees that public or private sales, for cash or on credit, to a wholesaler or retailer or investor, or user of collateral of the types subject to this Agreement, or public auction, are all commercially reasonable since differences in the sales price generally realized in the different kinds of sales are ordinarily offset by differences in the costs and credit risks of such sales.  Any proceeds of any disposition of the Collateral following the occurrence of an Event of Default, or any part thereof, may be applied by Secured Party to the payment of expenses incurred by Secured Party in connection with the foregoing, including reasonable attorneys’ fees, and the balance of such proceeds may be applied by Secured Party toward the payment of the Secured Obligations and in such order of application as Secured Party may from time to time elect.

1.

Disposition of Collateral and Proceeds.  Upon Secured Party’s transfer or assignment of all or part of the Secured Obligations, Secured Party may transfer all or any part of the Collateral pledged hereby, and upon such transfer, Secured Party shall be fully discharged thereafter from all liability and responsibility with respect to any of the foregoing so transferred, and the transferee shall be vested with all liability and responsibility with respect to any of the foregoing so transferred; but with respect to any Collateral or proceeds not so transferred, Secured Party shall retain all rights and powers hereby given.

2.

Costs, Expenses and Attorneys’ Fees.  All payments, advances, charges, costs and expenses, including reasonable attorneys’ fees, made or incurred by Secured Party in exercising any right, power or remedy conferred by this Agreement or in the enforcement thereof shall be paid to Secured Party by Debtor immediately and without demand, together with interest at the Default Rate specified in the Note (or, if there is no Default Rate of interest specified in the Note, at the lesser of the rate of interest specified in the Note or the maximum rate permitted by applicable law).

3.

Miscellaneous.  Presentment, protest, notice of protest, notice of dishonor, notice of nonpayment and notice of acceptance of this Agreement are hereby waived.  Any right to direct the application of payments or security for the Secured Obligations and any right to require proceedings against others or to require exhaustion of security are waived.  Consent to extensions, forbearances or alterations of the terms of indebtedness, the release or substitution of security, and the release of guarantors is given with respect to the Collateral and all proceeds subject to this Agreement.  Until all indebtedness shall have been paid in full, Debtor shall have no right of subrogation or contribution, and Debtor hereby waives any benefit of or any right to participate in any Collateral, proceeds or other security whatsoever now or hereafter held by Secured Party.

4.

Successors and Assigns.  This Agreement shall inure to the benefit of Secured Party and its successors and assigns and shall be binding upon Debtor and its successors and assigns; provided, however, that Debtor shall not assign its rights or obligations under this Agreement without the prior written consent of Secured Party in its sole discretion.

5.

Applicable Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Arizona.  In the event of any dispute concerning the interpretation, application or enforcement of this Pledge Agreement, or any other document executed in connection herewith, the sole and exclusive venue for same shall be the Superior Court of Maricopa County, Arizona.  Debtor hereby consents to the exclusive jurisdiction and venue of said court.

6.

Severability.  If any provision of this Agreement shall be held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or any remaining provisions of this Agreement.

7.

Waiver.  No waiver by Secured Party of any default or breach by Debtor under this Agreement shall be implied from any omission by Secured Party to take, or any delay in taking, action on account of such default if such default persists or is repeated.  No express waiver shall affect any default other than the default expressly made the subject of the waiver and any such express waiver shall be in writing and shall be operative only for the time and to the extent therein stated.  Any waiver of any covenant, term or condition contained in this Agreement shall not be construed as a waiver of any subsequent breach of the same covenant, term or condition.  The consent or approval by Secured Party to or of any act by Debtor requiring further consent or approval shall not be deemed to waive or render unnecessary the consent or approval to or of any subsequent similar act.  Notwithstanding anything set forth herein to the contrary, if no notice of a default or waiver is required hereunder and none has been given, Secured Party shall not be deemed to have waived any rights which it may have hereunder until seven (7) days following receipt by it of written notice from Debtor alerting Secured Party to the fact that the time for exercising any right or remedy hereunder has elapsed without exercise thereof and such time for exercise shall automatically be extended to seven (7) days after such notice.  If no action is taken by Secured Party within the seven (7) days following notice, said right shall conclusively be deemed to have been waived by Secured Party.  The intent of this Section is to avoid unintentional waivers by Secured Party of any of its rights hereunder.

8.

Jury Waiver.  Debtor and Secured Party hereby waive their rights to a jury trial in the event of any dispute or litigation arising in connection with this agreement or any related document or instrument.

“Debtor”:

GREENS WORLDWIDE INCORPORATED,

an Arizona corporation

By ______________________________

Connie S. Ross,

Chairman and President

EXHIBIT A

Description of Collateral

All of the right, title and interest, whether now existing or hereafter acquired, of Debtor in, to and under the following:

1.

All now-existing or later acquired assets of Greens Worldwide Incorporated owned by Debtor whether real property, personal property, tangible assets or intangible assets (the “Assets”);

2.

All payments and other amounts due or to become due on and/or under all Assets;

3.

All proceeds of the Assets including, without limitation, any payments or transfers arising from the sale, transfer or exchange of the Assets;

4.

All income, revenue and proceeds derived from the Assets;

5.

All present and future additions, modifications, renewals, attachments, replacements and substitutions of or to any or all of the collateral described herein; and

6.

All proceeds and products of any of the collateral described herein, including without limitation all moneys, deposit accounts, insurance proceeds and other tangible or intangible property received upon a sale or disposition of any of the foregoing.